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                                                                   EXHIBIT 10.35


                              ASSIGNMENT AGREEMENT

        This Assignment Agreement is entered into this 17th day of December 1998 between ONTOGEN Corporation, a California corporation located at 6451 El Camino Real, Carlsbad, CA 92009 ("ONTOGEN"), and DISCOVERY PARTNERS INTERNATIONAL, INC., dba IRORI, California corporation located at 11149 North Torrey Pines Road, La Jolla, CA 92037 ("IRORI").

        WHEREAS ONTOGEN has developed and filed patent applications, and has been issued a patent, describing certain technology relating to the labeling of chemical libraries; and

        WHEREAS IRORI wishes to acquire rights in such technology.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations of this Agreement, the parties agree as follows:

        1. ONTOGEN hereby agrees to assign all rights, title and interest in US Patent Number 5,770,455 entitled Methods and Apparatus for Synthesizing Labeled Combinatorial Chemistry Libraries, issued June 23, 1998 and US Patent Application Serial Number 383,766, entitled Methods and Apparatus for Synthesizing Labeled Combinatorial Chemistry Libraries, filed February 2, 1995, and to all inventions described therein, and any and all continuations, continuations-in-part, reissues, divisionals, foreign counterparts, and other patents and/or patent applications that are counterparts to or claim priority to any of the above patents or patent applications (collectively, hereinafter "the Patents") to IRORI by execution as of the date hereof of the Assignments attached herein as Exhibits I and II.

        2. In consideration of the above assignment, IRORI agrees to pay to
ONTOGEN     ***       upon execution of this Agreement and an additional    ***
on January 1, 1999. ONTOGEN will retain a security interest in the Patents until such additional payment has been received.

        3. IRORI hereby grants to ONTOGEN a fully paid-up, irrevocable right and license (without the right of sublicense) to the technology described in the Patents only for internal use, which may include commercial use.

        4. ONTOGEN EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. IN NO EVENT WILL ONTOGEN BE LIABLE FOR ANY DAMAGES OF ANY KIND, HOWEVER, CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission


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        5. This Agreement shall be governed by and construed, and the rights and duties of the parties shall be determined in accordance with the law of the State of California.

        6. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties.

        7. This Agreement, together with Exhibits I and II, attached hereto, which are incorporated into and made a part of this Agreement, sets forth the entire agreement and understanding of the parties as to the subject matter hereof and supersedes all previous negotiations, commitments and writings. No waiver, amendment or modification of this Agreement shall be effective against Assignee, unless in writing executed by a duly authorized representative of Assignee.

        8. ONTOGEN represents and warrants that it is the owner of all rights to the Patents and has the authority to assign all rights to the Patents to IRORI as provided herein. "All rights" includes, without limitation, ONTOGEN not having given anyone any license under any of the Patents.

        IN WITNESS THEREOF, the parties hereto have caused this agreement to be executed by their respective offices duly authorized, effective as of the date and year written above.

ONTOGEN CORPORATION                     DISCOVERY PARTNERS
                                        INTERNATIONAL, INC. (dba IRORI)

By:     /s/  Barry Toyonaga             By:    /s/ Riccardo Pigliucci
   ------------------------------          ------------------------------------

Name:   Barry Toyonaga                  Name:  Riccardo Pigliucci
     ----------------------------            ----------------------------------

Title:  President                       Title: President and CEO
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